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                                                                   EXHIBIT 10.6A

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT ("Agreement") is made as of this _____ day of _____, 199__ by and between XICOR, INC., a California corporation (the "Corporation") and ____________________ ("Indemnitee"), a director, officer, and/or other agent of the Corporation.

         WHEREAS, Corporation and Indemnitee recognize the substantial increase in corporate litigation subjecting officers and directors to expensive litigation risks; and

         WHEREAS, Corporation desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of Corporation and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

         NOW, THEREFORE, Corporation and Indemnitee hereby agree as follows:

         1. DEFINITION. For the purposes of this Agreement, "agent" means any person who is or was a director, officer, employee, or any other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under Section 2(c) or Section 2(d)(3) of this Agreement.

         2.       INDEMNIFICATION.

                  (a) Third Party Proceedings. The Corporation shall indemnify Indemnitee to the greatest extent possible under applicable law if Indemnitee is or was a party or is threatened to be made a party to any action, suit or proceeding (other than an action by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was an agent of the Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the best interest of the Corporation, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the Indemnitee was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in the best interests of the Corporation or that the Indemnitee had reasonable cause to believe that the Indemnitee's conduct was unlawful.

                  (b) Proceedings by or in the Right of the Corporation. The Corporation shall indemnify Indemnitee to the greatest extent possible under applicable law if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the Indemnitee is or was an agent of the Corporation, against expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such action if the Indemnitee acted in good faith, in a manner the Indemnitee believed to be in the best interests of the Corporation and its shareholders.

         Provided, however, that no indemnification shall be made for any of the following:

                  (1) In respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation in the performance of the Indemnitee's duty to the Corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent the court shall determine;
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                  (2) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

                  (3) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

                  (c) Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits in defense of any proceeding referred to in Subsections (a) and (b) of this Section 2 or in the defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against expenses actually and reasonably incurred by the Indemnitee in connection therewith.

                  (d) Determination of Conduct. Except as provided in Subsection
(c) of this Section 2, any indemnification under this Agreement shall be made by the Corporation only if authorized in the specific case, upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Subsections (a) and (b) of this Section 2, by any of the following:

                  (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

                  (2) If such quorum of directors is not obtainable, by independent legal counsel in a written opinion;

                  (3) Approval by the shareholders with the shares owned by the Indemnitee not being entitled to vote thereon; or

                  (4) The court in which such proceeding is or was pending upon application made by the Corporation or the Indemnitee or the attorney or other person rendering services in connection with the defense, whether or not such application by the Indemnitee, attorney, or other person is opposed by the Corporation.

         3.       EXPENSES; INDEMNIFICATION PROCEDURE.

                  (a) Advancement of Expenses. The Corporation shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding referenced in Section 2(a) or (b) hereof (but not amounts actually paid in settlement of any such proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized hereby. The advances to be made hereunder shall be paid by the Corporation to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Corporation.

                  (b) Notice/Cooperation by Indemnitee. The Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Corporation notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Corporation shall be directed to XICOR, INC. at 1511 Buckeye Drive, Milpitas, California (Attention: Raphael Klein) (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received on the third business day after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Corporation. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  (c) Procedure. Any indemnification and advances provided for in Section 2 and this Section 3 shall be made no later than twenty (20) days after receipt of the written request of the Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Corporation's Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Corporation within twenty (20) days after written request for payment thereof has first been received by the Corporation, Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, subject to Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorney's fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for
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expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that the Indemnitee has not met the standard of conduct which makes it permissible under applicable law for the Corporation to indemnify Indemnitee for the amount claimed. It is the parties' intention that if the Corporation contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, or an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that Indemnitee has not met such applicable standard of conduct shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

                  (d) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Corporation has directors' and officers' liability insurance in effect, the Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                  (e) Selection of Counsel. In the event the Corporation shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Corporation shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Corporation, or (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of any such defense, or (C) the Corporation shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Corporation. However, in no event will the Company be obligated to pay the fees or expenses of more than one firm of attorneys representing Indemnitee and any other agents of the Company in connection with any one claim or separate but substantially similar or related claims in the same jurisdiction arising out of the same general allegations or circumstances.

         4.       ADDITIONAL INDEMNIFICATION RIGHTS; NON-EXCLUSIVITY.

                  (a) Scope. Notwithstanding any other provision of this Agreement, the Corporation hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Corporation's Articles of Incorporation, Bylaws or by statute. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  (b) Non-exclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any of the rights to which an Indemnitee may be entitled under the Corporation's Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the California Corporations Code or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office to the extent such additional rights to indemnification are authorized in the Articles of Incorporation of the Corporation. The rights to indemnity hereunder shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

         5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit

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or proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

         6. MUTUAL ACKNOWLEDGMENT. Both the Corporation and Indemnitee acknowledge that in certain instances, Federal law or public policy may override applicable state law and prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. For example, the Corporation and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

         7. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. As of the date of this Agreement, the Corporation does not maintain any policy of directors' or officers' liability insurance. The Corporation shall, from time to time, make the good faith determination whether or not it is practicable for the Corporation to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the directors and officers with coverage for losses from wrongful acts, or to ensure the Corporation's performance of its indemnification obligations under this Agreement. Among other considerations, the Corporation will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors, if Indemnitee is a director; or of the Corporation's officers, if Indemnitee is not a director of the Corporation but is an officer. Notwithstanding, the foregoing, the Corporation shall have no obligation to obtain or maintain such insurance if the Corporation determines in good faith such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Corporation.

         8. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The Corporation's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         9. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement:

                  (a) Claims Prohibited by Law. To indemnify or advance expenses to Indemnitee for any acts or omissions or transactions for which the Corporation may not provide indemnification under any applicable law;

                  (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate;

                  (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or
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                  (d) Insured Claims. To indemnify Indemnitee for expenses or liabilities or any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation.

                  (e) Claims Under Section 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         10.      CONSTRUCTION OF CERTAIN PHRASES.

                  (a) For purposes of this Agreement, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

         11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Corporation and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

         13. ATTORNEY'S FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Corporation under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         15. CONSENT TO JURISDICTION. The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.
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         16. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of California as applied to contracts between California residents entered into and to be performed entirely within California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            XICOR, INC.
                                            1511 BUCKEYE DRIVE
                                            MILPITAS, CA 95035

                                             By:____________________________
                                                Raphael Klein
                                                President

AGREED TO AND ACCEPTED:
INDEMNITEE:

______________________________
(Signature)

______________________________

______________________________
(Address)